SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 30, 2003





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




        Missouri                        1-14756                  43-1723446
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 30, 2003, the Registrant issued a press release announcing that the Securities and Exchange Commission (SEC) has approved the Registrant's proposed acquisition of CILCORP Inc. from The AES Corporation under the Public Utility Holding Company Act. The press release states that no other regulatory approvals are required and the SEC approval paves the way for the closing of the transaction in the near future. The press release is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  EXHIBITS

         (c) Exhibits.

             99 Press release, dated January 30, 2003, issued by the Registrant.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMEREN CORPORATION
                                               (Registrant)



                                       By     /s/ Martin J. Lyons
                                         -------------------------------
                                       Name:      Martin J. Lyons
                                       Title:       Controller
                                            (Principal Accounting Officer)


Date:  January 30, 2003

                                  Exhibit Index
                                  -------------


Exhibit No.                        Description
-----------                        -----------

    99     - Press release dated January 30, 2003, issued by Ameren Corporation.



                                       3


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[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                                One Ameren Plaza
                                                            1901 Chouteau Avenue
                                                             St. Louis, MO 63103


Contact:

Analysts:                           Media:
Bruce Steinke                       Susan Gallagher
(314) 554-2574                      (314) 554-2175

FOR IMMEDIATE RELEASE
---------------------


                   SECURITIES AND EXCHANGE COMMISSION APPROVES
                    AMEREN'S PROPOSED ACQUISITION OF CILCORP

ST. LOUIS, MO, Jan. 30, 2003-Ameren Corporation (NYSE: AEE) announced today that the Securities and Exchange Commission has approved the proposed Ameren acquisition of CILCORP Inc. from The AES Corporation (NYSE: AES) under the Public Utility Holding Company Act.

     No other regulatory approvals are required, but the transaction is subject to customary closing conditions. The U.S. Department of Justice has completed its review, conducted under the Hart-Scott-Rodino Antitrust Improvements Act. The Illinois Commerce Commission and the Federal Energy Regulatory Commission have also approved the transaction.

     Ameren serves 1.5 million electric customers and 300,000 natural gas customers in a 44,500-square-mile area of Missouri and Illinois. CILCORP's largest subsidiary, Central Illinois Light Company---CILCO, serves 200,000 electric and more than 200,000 natural gas customers.


Safe Harbor Statement
---------------------
     This news release may include forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results are discussed in Ameren's filings with the Securities and Exchange Commission, and readers are encouraged to read those filings to learn more about the risk factors associated with Ameren's businesses.

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